                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2002



                               MESA ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


                TEXAS                     1-7884            76-6284806
    (State or other jurisdiction of     (Commission      (I.R.S. Employer
     incorporation or organization)     File Number)    Identification No.)



JPMORGAN CHASE BANK, TRUSTEE
INSTITUTIONAL TRUST SERVICES
    700 LAVACA STREET
      AUSTIN, TEXAS                                                 78701
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, including area code: (512) 479-2562


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is the certification of JPMorgan Chase Bank, not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MESA ROYALTY TRUST

                               By: JPMorgan Chase Bank, as Trustee



                               By: /s/ Mike Ulrich
                                   ---------------------------------
                                       Mike Ulrich
                                       Vice President and Trust Officer

Date: November 14, 2002


Exhibit Index


Exhibit Number          Description
--------------    -----------------------
      99.1        Certification by JPMorgan Chase Bank, as Trustee of the
                  Registrant furnished pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.













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